FIRST AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), is dated as of November 12, 2013, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”), and U.S. WELL SERVICES, LLC, a Delaware limited liability company (“Borrower”).

WITNESSETH:

WHEREAS, Borrower and Lender entered into that certain Credit and Security Agreement, dated as of May 9, 2013 (the “Credit Agreement”), whereunder Lender agreed to make extensions of credit from time to time to, or for the account of, Borrower;

WHEREAS, Borrower has requested that Lender (i) increase the Maximum Revolver Amount, and (ii) make certain other amendments to the Credit Agreement, in each case, subject to the terms hereof; and

WHEREAS, Lender has agreed to (i) increase the Maximum Revolver Amount, and (ii) make certain other amendments to the Credit Agreement, in each case, subject to the terms hereof.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

SECTION 2.  Amendments.  Upon the Amendment Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:

(a)The following definitions set forth on Schedule 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced with the following, respectively:

“‘Borrowing Base’ means, as of any date of determination, the result of:

(a)the lesser of (i) 85% (less the amount, if any, of the Dilution Reserve, if applicable) of the amount of Eligible Accounts, and (ii) $15,000,000, minus

(b)the Availability Block, minus

(c)the aggregate amount of Reserves, if any, established by Lender in its Permitted Discretion.

“‘Maximum Credit’ means $15,000,000.00.

“‘Maximum Revolver Amount’ means $15,000,000.00.

“‘Suppressed Availability’ means the aggregate amount that Borrower would be entitled to borrow hereunder in accordance with the Borrowing Base if not for the application of the Availability Block, and if not for the application of the $15,000,000 limit set forth in clause (a)(ii) of the definition of “Borrowing Base.”

(b)The definition of “Permitted Liens” set forth on Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Permitted Liens’ means:

(a) Liens granted to, or for the benefit of, Lender to secure the Obligations;

(b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) are the subject of Permitted Protests and secure an assessment or other governmental charge or levy in an aggregate amount less than $100,000 during any fiscal year, and for which Lender has imposed a Reserve in the amount of such assesment or governmental charge or levy in the Borrowing Base;

(c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 9.3;

(d) Liens set forth on Schedule P-2;  provided,  however, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof;

(e) the interests of lessors under operating leases and non-exclusive licensors under license agreements;

(f) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, in an aggregate amount not to exceed $100,000;

(g) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance, in an aggregate amount not to exceed $100,000;

(h) Liens that secure Indebtedness permitted under clauses (g) and (i) of the definition of Permitted Indebtedness;

(i) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only

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secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof;

(j) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness; and

(k) Liens that secure the Senior Secured Bonds and any Refinancing Indebtedness in respect thereof;

provided,  that for purposes of this definition, none of the foregoing Liens, to the extent such Liens encumber property of USW Financing (except for the Liens granted by USW Financing to The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, pursuant to the terms and conditions of the Indenture) shall be considered “Permitted Liens”.”

(c)Section 6.12(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(k)Titled Vehicles.  On or before the Closing Date, and thereafter, upon each acquisition by Borrower of a titled vehicle that is not financed pursuant to Permitted Purchase Money Indebtedness, Borrower shall deliver to Lender, or Lender’s written designee, an original certificate of title for each titled vehicle owned by Borrower, together with a signed vehicle title application naming Lender as first lien holder (or a limited power of attorney executed in blank, permitting Lender, or its designee, to do the same) with respect to such titled vehicle and will cause to be filed, or cooperate in all respects with the filing of, such certificates of title (with the Lender’s first Lien noted thereon) in the appropriate state titled vehicle filing office; provided, that upon receipt by Lender or its designee of a written request therefor from Borrower or Indenture Collateral Agent, Lender or Lender’s designee shall tender any certificate of title relating to a titled vehicle owned by Borrower, in the possession of Lender or Lender’s designee, to Indenture Collateral Agent or Indenture Collateral Agent’s designee, solely for purposes of notating Indenture Collateral Agent’s second Lien thereon, provided that Indenture Collateral Agent or its designee has agreed (i) while such certificate of title is in the possession of Indenture Collateral Agent or its designee, to hold any such certificate of title, for the benefit of Lender, and (ii) to return such original certificate of title to Lender or Lender’s designee immediately after Indenture Collateral Agent’s lien is notated on such certificate of title.”

(d)Schedule P-2 to the Credit Agreement is hereby deleted in its entirety and replaced with Revised Schedule P-2 attached hereto and incorporated herein.

SECTION 3.Representations, Warranties and Covenants of Borrower.  Borrower represents and warrants to Lender, and agrees that:

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(a)the representations and warranties contained in the Credit Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Credit Agreement (or under any Loan Document), or as otherwise specifically permitted by Lender;

(b)on the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by, Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d)the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any Material Contract or other agreement or instrument to which Borrower is a party or is subject.

SECTION 4.Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)Each of Borrower and Lender shall have executed and delivered to Lender this Amendment, and such other documents as Lender may reasonably request;

(b)All limited liability company proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel in their sole discretion;

(c)Lender shall have received a fee of $75,000 (the “Amendment Fee”) from Borrower for the execution of this Amendment, which Amendment Fee (i) is fully earned and is due and payable on the date hereof, (ii) shall be designated as an Advance under the Credit Agreement, and (iii) Borrower hereby authorizes Lender to charge to the Loan Account.

(d)Each of Lender and Indenture Collateral Agent shall have executed an amendment to the Intercreditor Agreement, in form and substance satisfactory to Lender in its sole discretion;

(e)No Default or Event of Default shall have occurred and be continuing; and

(f)All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

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SECTION 5.Execution in Counterparts.  This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an originally executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an originally executed counterpart of this Amendment but the failure to deliver an originally executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

SECTION 6.Costs and Expenses.  Borrower hereby affirms its obligation under the Credit Agreement to reimburse Lender for all Lender Expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 7.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 8.Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 9.Effect of Amendment; Reaffirmation of Loan Documents.  The parties hereto agree and acknowledge that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (b) the Credit Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement, as amended hereby.

SECTION 10.Headings.  Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 11.Release.  BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES AND PARTICIPANTS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER

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DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

[Signature page follows]

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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:

U.S. WELL SERVICES, LLC

By: /s/ Kenneth I. Sill

Name: Kenneth I. Sill

Title: CFO

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Paul Truax

Name: Paul Truax

Title: Authorized Signatory

Signature Page to First Amendment to

Credit and Security Agreement

Revised Schedule P-2

TO CREDIT AND SECURITY AGREEMENT

Permitted Liens

None.

Revised Schedule P-2